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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2001
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                       HENDERSON CITIZENS BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


        Texas                    33-42286                 75-2371232
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   (State or other             (Commission             (I.R.S. Employer
    Jurisdiction of             File Number)           Identification No.)
    Incorporation)


201 West Main Street, Henderson, Texas        75653
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(Address of principal executive offices)    (Zip Code)
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          (903) 657-8521
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(Registrant's telephone number, including area code)
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant.

Item 4.  Change in Registrant's Certifying Accountant.

1. On October 12, 2001, Henderson Citizens Bancshares, Inc. (the "Registrant") was notified that the partners and employees of Fisk & Robinson, P.C. had joined McGladrey & Pullen, LLP, that the accounting firm of Fisk & Robinson, P.C. would no longer provide auditing services and, therefore, such firm would no longer be the independent auditor for the Registrant. McGladrey & Pullen, LLP was subsequently appointed as the Registrant's new auditor.

2. The auditor's report from Fisk & Robinson, P.C. for the Registrant's past fiscal year ended December 31, 2000 (years prior to 2000 were audited by other auditors) did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

3. The decision to engage McGladrey & Pullen, LLP was approved by the board of directors of the Registrant.

4. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the change, there have been no disagreements with Fisk & Robinson, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

5. The Registrant has requested Fisk & Robinson, P.C. to furnish a letter addressed to the Commission stating whether it agrees with the statements made in this Item. Such letter is included in an exhibit to this Form 8-K.


         Item 7.  Financial Statements and Exhibits.

                  (a) - (b)         Not applicable.

                  (c) Exhibits - The following materials are filed as exhibits to this Current Report on Form 8-K:

                          Exhibit No.             Document Description
                          -----------         -----------------------------
                             16.1             Letter from Fisk & Robinson, P.C.,
                                              dated October 26, 2001, regarding
                                              change in certifying accountant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HENDERSON CITIZENS BANCSHARES, INC.
                                   (Registrant)


Date: October 26, 2001             By: /s/ Milton S. McGee, Jr.
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                                       Milton S. McGee, Jr., President